UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported) December 1, 2012

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road

Hunt Valley, MD  21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SINCLAIR BROADCAST GROUP, INC.

Item 2.01. Completion of Acquisition or Disposition of Assets

Effective December 1, 2012, Sinclair Broadcast Group, Inc. (the “Company”) completed its acquisition of certain broadcast assets of Newport Television LLC (“Newport”) in the following markets: Cincinnati, OH; San Antonio, TX; Harrisburg / Lancaster / Lebanon / York, PA; Mobile, AL; Wichita / Hutchinson, KS; and Rochester, NY, all of which were previously announced, with the exception of Rochester, NY.  The total purchase price for the acquired assets in the markets above, net of working capital adjustments and the $6.0 million funded by another party as  described under Item 8.01 below, was $459.7 million.  In addition, the Company acquired Newport’s rights under local marketing agreements with certain stations in Harrisburg, PA and Wichita, KS, along with options to acquire the respective license assets. Altogether, the assets acquired from Newport relate to nine stations in six markets with the following network affiliations:  CBS (2 stations); NBC (2 stations); ABC (1 station); FOX (1 station); CW (1 station); MNT (1 station); and one independent station.  The Company financed the acquisition and closing costs with the proceeds from the issuance of $500.0 million of 6.125% Senior Notes due 2022, which were issued in October 2012.

Item 7.01 Regulation FD Disclosure

On December 3, 2012, the Company issued a press release announcing the completion of the transactions described in this Current Report.  A copy of the press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

Effective December 1, 2012, in connection with the acquisition of certain broadcast assets from Newport described in Item 2.01, Deerfield Media, Inc. (“Deerfield”) acquired the license-related assets of the television stations in Mobile, AL (WPMI and WJTC) from Newport for $6.0 million and the license-related assets of our television stations in Cincinnati, OH (WSTR) and San Antonio, TX (KMYS) for $10.7 million.  Concurrently, we entered into shared services and joint sales agreements with Deerfield, pursuant to which (i) we will provide sales and other non-programming services to these four stations and (ii) we acquired options to acquire the respective licenses for these stations.

Item 9.01 Financial Statements and Exhibits

(a)         Financial Statements of businesses acquired

Financial statements of the acquired business will be filed by an amendment to this Current Report on Form 8-K no later than February 15, 2013.

(b)         Pro forma financial information

Pro forma financial information will be filed by amendment to this current Report on Form 8-K no later than February 15, 2013.

(d)   Exhibits

99.1  Press Release, dated December 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By:	/s/ David R. Bochenek
Name:	David R. Bochenek
Title:	Vice President / Chief Accounting Officer

Dated: December 6, 2012